Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Born Inc (the “Company”) for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Lazar, Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of January 6, 2025.

/s/ David Lazar
David Lazar
Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)